                                                                  EXHIBIT (a)(2)



                              LETTER OF TRANSMITTAL
                       to Tender Shares of Common Stock of
                          CAPSTEAD MORTGAGE CORPORATION
            Pursuant to the Offer to Purchase Dated December 9, 1999

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THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK
         CITY TIME, ON JANUARY 14, 2000, UNLESS THE OFFER IS EXTENDED.
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
By Mail to:                        By Hand-Delivery in New York to:         By Overnight Courier or Hand-Delivery to:
Norwest Shareowner Services        The Depository Trust Company             Norwest Shareowner Services
Reorganization Department          Transfer Agent Drop                      Reorganization Department
P.O. Box 64858                     55 Water Street, 1ST Floor               161 North Concord Exchange
St. Paul, MN 55164-0858            New York, NY 10041                       South ST. Paul, MN 55075

         DO NOT SEND STOCK CERTIFICATES TO CAPSTEAD MORTGAGE CORPORATION

              FOR HELP COMPLETING THIS LETTER OF TRANSMITTAL, CALL:
                                 1-877-842-2407

                 [CORPORATE INVESTOR COMMUNICATIONS, INC. LOGO]

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FOR OFFICE USE ONLY
Debit Share               Partial                  SIBL/LT         Alt. Payee                Spec.
            -------------         ----------------         -------            --------------       ----------------
Legend                    Approved                 Input           Audit                     Mailed
       ------------------         ----------------      ----------       -------------------        ---------------
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
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           SIGNATURE OF REGISTERED STOCKHOLDERS                                     SPECIAL DELIVERY INSTRUCTIONS
                                                                               (SEE INSTRUCTIONS 1, 5, 6, 9, 12 AND 13)
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
MUST BE SIGNED BY ALL REGISTERED STOCKHOLDERS. THE               TO BE COMPLETED ONLY IF CERTIFICATE(S) FOR SHARES NOT TENDERED OR
UNDERSIGNED AGREED TO BE BOUND BY THE TERMS AND CONDITIONS       NOT PURCHASED AND/OR ANY CHECK FOR THE PURCHASE PRICE ARE TO BE
SET FORTH ON PAGES 5 AND 6 OF THIS LETTER OF TRANSMITTAL         MAILED TO SOMEONE OTHER THAN THE REGISTERED SIGNATURE(S) NAME
                                                                 STOCKHOLDER, OR TO THE REGISTERED STOCKHOLDER AT ANY ADDRESS OTHER
                                                                 THAN THAT DESIGNATED BELOW.
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                   SIGNATURE(S)                                                                  NAME


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                   SIGNATURE(S)                                                             STREET ADDRESS


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                 TELEPHONE NUMBER                                                      CITY, STATE AND ZIP CODE
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
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            NAME AND ADDRESS OF REGISTERED OWNER(S)                                          SHARES TENDERED
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(PLEASE MAKE ANY ADDRESS CORRECTIONS ON LABEL OR FILL IN, IF BLANK)           (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
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                                                                                         NUMBER OF SHARES OF        NUMBER OF
                                                                        CERTIFICATE    COMMON STOCK REPRESENTED      SHARES
                                                                         NUMBER(S)        BY EACH CERTIFICATE       TENDERED
                                                                        ------------------------------------------------------------

                                                                        ------------------------------------------------------------

                                                                        ------------------------------------------------------------

                                                                        ------------------------------------------------------------

                                                                        ------------------------------------------------------------

                                                                        ------------------------------------------------------------

                                                                        ------------------------------------------------------------
                                                                        TOTAL NUMBER OF
                                                                        SHARES TENDERED:
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
[ ]    Indicates permanent address change
[ ] Lost certificates. I have lost my certificate for _________ shares and require assistance in replacing shares.

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          SPECIAL PAYMENT INSTRUCTIONS                                       GUARANTEE OF SIGNATURE(S)
    (SEE INSTRUCTIONS 1, 5, 6, 9, 12 AND 13)                                (SEE INSTRUCTIONS 1 AND 5.)
-----------------------------------------------------------------------------------------------------------
TO BE COMPLETED ONLY IF CERTIFICATE(S) FOR SHARES NOT
TENDERED OR NOT PURCHASED AND/OR ANY CHECK FOR THE PURCHASE
PRICE ARE TO BE ISSUED IN THE NAME OF SOMEONE OTHER THAN THE
REGISTERED STOCKHOLDER.
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                    NAME                                                      AUTHORIZED SIGNATURE

-----------------------------------------------------------------------------------------------------------
                STREET ADDRESS                                                        DATED

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           CITY, STATE AND ZIP CODE                                            NAME (PLEASE PRINT)

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                                                                                      TITLE

-----------------------------------------------------------------------------------------------------------
                                                                                   NAME OF FIRM

                                                                       -------------------------------------
                                                                            ADDRESS (INCLUDE ZIP CODE)

                                                                       -------------------------------------
                                                                        TELEPHONE NUMBER (INCLUDE AREA CODE)
-----------------------------------------------------------------------------------------------------------

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Indicate in this box the order (by certificate number) in which shares are to be purchased in event of proration. See Instruction 8.

         1st:  _____           2nd:  _____           3rd:  _____           4th:  _____           5th:  _____
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

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     [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
         TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:
                                       -----------------------------------------

         Account Number:
                        --------------------------------------------------------

         Transaction Code Number:
                                 -----------------------------------------------

     [ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF
         GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
         FOLLOWING:

         Name(s) of Registered Stockholder(s):
                                              ----------------------------------

         Date of Execution of Notice of Guaranteed Delivery:
                                                            --------------------

         Name of Institution that Guaranteed Delivery:
                                                      --------------------------

         Window Ticket Number (if any):
                                       -----------------------------------------
--------------------------------------------------------------------------------

         IF YOU ARE A PARTICIPANT IN THE COMPANY'S STOCKHOLDER INVESTMENT PROGRAM, THE NUMBER OF SHARES ON THE LABEL AFFIXED TO THIS LETTER OF TRANSMITTAL INCLUDES SHARES HELD BY YOU IN THE COMPANY'S STOCKHOLDER INVESTMENT PROGRAM, IF ANY. IN ORDER TO TENDER ANY SHARES IN THE STOCKHOLDER INVESTMENT PROGRAM, YOU MUST FILL OUT THE BOX BELOW.

--------------------------------------------------------------------------------

                      STOCKHOLDER INVESTMENT PROGRAM SHARES
                              (SEE INSTRUCTION 15)

     This section is to be completed ONLY by participants in the Stockholder Investment Program who wish to tender shares held in the Stockholder Investment Program.

     [ ] CHECK HERE TO INSTRUCT THE DEPOSITARY TO TENDER ON YOUR BEHALF ALL THE SHARES CREDITED TO YOUR STOCKHOLDER INVESTMENT PROGRAM ACCOUNT (INCLUDING ANY SHARES PURCHASED AFTER DECEMBER 8, 1999 AND CREDITED TO SUCH ACCOUNT, WHICH ARE NOT REFLECTED ON THE PRE-ADDRESSED LABEL).

     [ ] CHECK HERE TO INSTRUCT THE DEPOSITARY TO TENDER ON YOUR BEHALF THE FOLLOWING NUMBER OF SHARES CREDITED TO YOUR SHAREHOLDER INVESTMENT
          PROGRAM:

          Shares:
                 ----------------------------
--------------------------------------------------------------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A PROPER DELIVERY. DELIVERIES TO THE COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE PROPER DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE PROPER DELIVERY TO THE DEPOSITARY.

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                                          PAYER'S NAME: NORWEST BANK MINNESOTA, N.A.
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SUBSTITUTE                             PART 1 -- Taxpayer Identification Number --     TIN:_________________
FORM W-9                               for all accounts enter taxpayer
DEPARTMENT OF THE                      identification number in the box at right and   Note: If the account is in more than one
TREASURY, INTERNAL REVENUE             certify by signing and dating below. (If        name, see the chart in the enclosed
SERVICE                                awaiting TIN or Employer TIN:, write            Guidelines to determine which number to give
PAYER'S REQUEST FOR TAXPAYER           "Applithe For").                                the payer.
IDENTIFICATION NUMBER ("TIN")

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PART 2 -- For payees exempt from backup withholding, please write "EXEMPT" here (see the enclosed Guidelines):
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PART 3 -- Certification -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) The number shown on this form is my correct Taxpayer
Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a)
I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. (Also see instructions in the enclosed Guidelines.)
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Signature:                                                    Date:
          ------------------------------------------------          -------------------------

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NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE
      OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR
      ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

                                       CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration
Office (or I intend to mail or deliver an application in Part III of the Substitute Form W-9 above (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a TIN to the Depositary within sixty
(60) days, the Depositary is required to withhold 31% of all cash payments made to me thereafter until I provide a number.

Signature:                                                    Date:
          ------------------------------------------------          -------------------------

Name (Please Print):
                     -------------------------------------
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                                                              ODD LOTS
                                                         (SEE INSTRUCTION 7)

     To be completed ONLY if shares are being tendered by or on behalf of a person who owned of record or beneficially as of the close of business on December 8, 1999 and who continues to own, of record or beneficially, as of the Expiration Date, an aggregate of fewer than 100 shares of Common Stock. The registered stockholder either (check one box):

[ ]  was the beneficial or record owner of, as of the close of business on December 8, 1999, and continues to own of record or beneficially as of the Expiration Date, an aggregate of fewer than 100 shares of Common Stock, all of which are being tendered;
     or

[ ]  is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owners thereof, shares with respect to which it is the stockholder of record, and (b) believes, based upon representations made to it by such beneficial owners, that each such person was the beneficial or record owner of, as of the close of business on December 8,
     1999, and continues to own of record or beneficially as of the Expiration Date, an aggregate of fewer than 100 shares of Common
     Stock, all of which are being tendered.
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

To Capstead Mortgage Corporation:

         The aforesigned (the "Stockholder") hereby tenders to Capstead Mortgage Corporation, a Maryland corporation (the "Company"), the above-described shares of the Company's Common Stock, par value $0.01 per share ("Common Stock"), at a price of $4.55 per share (the "Purchase Price"), net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 9, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer").

         Subject to, and effective upon, acceptance for payment of the shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the Stockholder hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all shares tendered hereby and orders the registration of all such shares if tendered by book-entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the Stockholder with respect to such shares (with full knowledge that the Depositary also acts as the agent of the Company), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to: (a) deliver certificate(s) representing such shares or transfer ownership of such shares on the account books maintained by the Book-Entry Transfer Facility, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the Stockholder's agent, of the Purchase Price with respect to such shares; (b) present certificates for such shares for cancellation and transfer on the Company's books; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms and subject to the conditions of the Offer.

         The Stockholder hereby covenants, represents and warrants to the Company that:

                  (a) the Stockholder has full power and authority to tender, sell, assign and transfer the shares tendered hereby, and when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of such shares, and not subject to any adverse claims;

                  (b) the Stockholder understands that tenders of shares pursuant to any one of the procedures described in Section 4 of the Offer to Purchase and in the instructions hereto will constitute the Stockholder's acceptance of the Offer, including the Stockholder's representation and warranty that (i) the Stockholder has a net long position in the shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), and (ii) such tender of shares complies with Rule 14e-4;

                  (c) the Stockholder will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby; and

                  (d) the Stockholder has read, understands and agrees to all of the terms and conditions of the Offer.

         The Stockholder understands that tenders of shares pursuant to any one of the procedures described in Section 4 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the Stockholder and the Company upon the terms and subject to the conditions of the Offer. The Stockholder acknowledges that no interest will be paid on the Purchase Price for tendered shares regardless of any extension of the Offer or any delay in making payment of such Purchase Price.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Stockholder, and any obligation of the Stockholder hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the Stockholder. Except as stated in the Offer to Purchase, this tender is irrevocable.

         The name(s) and address(es) of the registered stockholder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates and the number of shares that the Stockholder wishes to tender should be set forth in the appropriate boxes above.

         The Stockholder understands that the Company will, upon the terms and subject to the conditions of the Offer, pay the Purchase Price, net to the seller in cash without interest, and that it will pay for shares of Common Stock properly tendered pursuant to the Offer and not properly withdrawn, taking into account the number of shares so tendered.

         The Stockholder recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered hereby. In any such event, the Stockholder understands that certificate(s) for any shares not tendered or not purchased will be returned to the Stockholder at the address indicated above, unless otherwise indicated in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above.

         The Stockholder understands that acceptance of shares by the Company for payment will constitute a binding agreement between the Stockholder and the Company upon the terms and subject to the conditions of the Offer.

         The aggregate net Purchase Price for the shares tendered hereby and purchased by the Company will be paid by check issued to the order of the Stockholder and mailed to the address indicated above, unless otherwise indicated in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" below. The Stockholder acknowledges that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any shares from the name of the registered stockholder(s) thereof, or to order the registration or transfer of any shares tendered by book-entry transfer, if the Company does not purchase any such shares.

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. Guarantee of Signatures. No signature guarantee is required:

         (a) if this Letter of Transmittal is signed by the registered stockholder(s) of the shares (which term, for purposes of these instructions, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the shares) tendered therewith and such registered stockholder has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" in the Letter of Transmittal; or

         (b) if shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each of the foregoing constituting an "Eligible Institution"). If a certificate is registered in the name of a person other than the person executing a Letter of Transmittal, or if payment is to be made to a person other than the registered stockholder, then the certificate must be endorsed or accompanied by an appropriate stock power, in either case, signed exactly as the name of the registered stockholder appears on the certificate, with the signature guaranteed by an Eligible Institution.

         In all cases, payment for shares tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of certificates for such shares (or a timely confirmation of the book-entry transfer of the shares into the Depositary's account at the Book-Entry Transfer Facility), a properly completed and duly executed copy of this Letter of Transmittal (or a manually signed facsimile thereof) (unless such tender is made through ATOP) and any other documents required by this Letter of Transmittal or ATOP.

         THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

         2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is provided for use by stockholders of record tendering shares. To tender shares properly pursuant to the Offer, a record stockholder must (a) complete and duly execute this Letter of Transmittal (or facsimile thereof), in accordance with the instructions included within this Letter of Transmittal, and deliver the same to the Depositary at its address set forth on the front cover of this Letter of Transmittal which material must be received by the Depositary prior to 5:00 p.m. New York City time, on the Expiration Date, and (b) either
(i) deliver the stock certificate or certificates evidencing the tendered shares to the Depositary at its address set forth on the front cover of this Letter of Transmittal, which certificate(s) must also be received by the Depositary prior to 5:00 p.m. New York City time, on the Expiration date, or (ii) comply with the guaranteed delivery procedures described above.

         The Depositary will establish an account with respect to the shares subject to this Offer, for purposes of the Offer, at the Book-Entry Transfer Facility within two business days after the date of this Offer to Purchase. Any broker or other nominee that is a participant in the Book-Entry Transfer Facility's system may tender shares in accordance with the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") to the extent it is available to such participants for the shares they wish to tender by making book-entry delivery of the shares and causing the Book-Entry Transfer Facility to transfer shares into the Depositary's account in accordance with the Book-Entry Transfer Facility's procedures for transfer. A stockholder tendering through ATOP must expressly acknowledge that the stockholder has received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such stockholder. In order to tender shares by means of ATOP, the procedures for ATOP delivery must be duly and timely completed prior to 5:00 p.m. New York City time, on the Expiration Date. Alternatively, brokers and other nominees may also complete a Letter of Transmittal and deliver shares as provided in this Instruction 2.

         3. Inadequate Space. If the space provided in the box entitled "Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

         4. Partial Tenders and Unpurchased Shares. (Not applicable to stockholders who tender by book-entry transfer or by ATOP.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Shares Tendered" above. In such case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s) thereof, unless otherwise specified in either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.

         5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

         (a) If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

         (b) If the shares tendered hereby are registered in the name of two or more joint holders, each such holder must sign this Letter of Transmittal.

         (c) If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimile hereof) as there are different registrations of certificates.

         (d) When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsement(s) of certificate(s) representing such shares or separate stock power(s) are required unless payment is to be made, or the certificate(s) for shares not tendered or not purchased are to be issued, to a person other than the registered holder(s) thereof. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s) thereof, such certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and THE SIGNATURE(S) ON SUCH CERTIFICATE(S) OR STOCK POWER(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. See Instruction 1.

         (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to the Company of their authority so to act.

         6. Stock Transfer Taxes. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the Offer. If, however, either (a) payment of the Purchase Price for shares tendered hereby and accepted for purchase is to be made to any person other than the registered stockholder(s); or (b) certificate(s) representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, then the Depositary will deduct from such Purchase Price the amount of any stock transfer taxes (whether imposed on the registered stockholder(s), such other person(s) or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption therefrom is submitted. See Section 6 of the Offer to Purchase.

         7. Odd Lots. As described in Sections 1 and 3 of the Offer to Purchase, all shares properly tendered and not withdrawn prior to the Expiration Date by persons who own of record or beneficially as of the close of business on December 8, 1999 and who continue to own, of record or beneficially as of the Expiration Date an aggregate of fewer than 100 shares of Common Stock, will be accepted before proration, if any, of the purchase of other tendered shares. Partial tenders will not qualify for this preference, and it is not available to any holder who owns of record or beneficially 100 or more shares on the Expiration Date, even though such holder has separate stock certificates for fewer than 100 shares. Any holder of Common Stock who owns of record or beneficially as of the close of business on December 8, 1999 and who continues to own, of record or beneficially as of the Expiration Date, an aggregate of fewer than 100 shares of Common Stock and who wishes to tender all such shares (an "Odd Lot Holder") must complete the box captioned "Odd Lots" in this Letter of Transmittal.

         8. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their shares are to be purchased in the event of proration in the appropriate box on page 2 of this Letter of Transmittal. The order of purchase may have an effect on the United States federal income tax treatment of the Purchase Price for the shares purchased. See Sections 1 and 15 of the Offer to Purchase.

         9. Special Payment and Delivery Instructions. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the stockholder or if such certificate(s) and/or check(s) are to be sent to someone other than the stockholder or to the stockholder at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 5.

         10. Irregularities. All questions as to the number of shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by the Company in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender with respect to any particular shares or any particular stockholder, and the Company's interpretation of the terms of the Offer (including these Instructions) will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured by the tendering stockholder or waived by the Company. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manger (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

         11. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained from, the Information Agent or the Dealer Manager at their addresses and telephone numbers set forth on the back cover of the Offer to Purchase or from brokers, dealers, commercial banks or trust companies.

         12. Tax Identification Number and Backup Withholding. United States federal income tax law generally requires that a stockholder whose tendered shares are accepted for purchase, or such stockholder's assignee (in either case, the "Payee"), provide the Depositary with such Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is such Payee's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds received pursuant to the Offer. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         TO PREVENT UNITED STATES FEDERAL INCOME TAX BACKUP WITHHOLDING EQUAL TO 31% OF THE GROSS PAYMENTS MADE TO A STOCKHOLDER FOR SHARES PURCHASED PURSUANT TO THE OFFER, SUCH STOCKHOLDER (WHO DOES NOT OTHERWISE ESTABLISH AN EXEMPTION FROM SUCH BACKUP WITHHOLDING) MUST PROVIDE THE DEPOSITARY WITH THE STOCKHOLDER'S CORRECT TIN

AND PROVIDE CERTAIN OTHER INFORMATION BY COMPLETING THE SUBSTITUTE FORM W-9 INCLUDED AS PART OF THIS LETTER OF TRANSMITTAL.

         If the Payee does not have a TIN, such Payee should (a) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN, (b) write "Applied For" in the space provided in Part 1 of the Substitute Form W-9, and (c) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the Payee does not provide such Payee's TIN to the Depositary within sixty (60) days, backup withholding will begin and continue until such Payee furnishes such Payee's TIN to the Depositary. Note that writing "Applied For" on the Substitute Form W-9 means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

         If shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

         Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part 2 of Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must subject a completed Form W-8 Certificate of Foreign Status, signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Depositary.

         13. Withholding on Non-U.S. Holder. Even if a Non-U.S. Holder (as defined below) has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a Non-U.S. Holder or such holder's agent unless (a) the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business within the United States, or (b) the Non-U.S. Holder establishes to the satisfaction of the Company and the Depositary that the sale of shares by such Non-U.S. Holder pursuant to the Offer will qualify as a "sale or exchange," rather than as a distribution taxable as a dividend for United States federal income tax purposes. For this purpose, a "Non-U.S. Holder" is any stockholder that for United States federal income tax purposes is not (a) a citizen or resident of the United States, (b) a corporation or partnership created or organized in or under the laws of the United States or any State or division thereof (including the District of Columbia), (c) an estate the income of which is subject to United States federal income taxation regardless of the source of such income, or (d) a trust (i) the administration over which a United States court can exercise primary supervision and (ii) all of the substantial decisions of which one or more United States persons have the authority to control. Notwithstanding the foregoing, to the extent provided in United States Treasury Regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons also will not be Non-U.S. Holders. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-U.S. Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-U.S. Holder must deliver to the Depositary a properly completed and executed IRS Form 4224. The Depositary will determine a stockholder's status as a Non-U.S. Holder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A Non-U.S. Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-U.S. Holder meets the "complete termination," "substantially disproportionate" or "not essentially equivalent to a dividend" tests described in Section 15 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due.

         NON-U.S. HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF UNITED STATES FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

         14. Lost, Stolen, Destroyed or Mutilated Certificates. If any certificate(s) representing shares has been lost, stolen, destroyed or mutilated, the stockholder should promptly notify the Depositary by checking the box set forth above and indicating the number of shares so lost, stolen, destroyed or mutilated. Such stockholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed. Stockholders may contact the Depositary at (800) 468-9716 to expedite such process.

         15. Stockholder Investment Program. If a stockholder desires to tender shares credited to the stockholder's account under the Company's Stockholder Investment Program, the box entitled "Stockholder Investment Program Shares" should be completed. A participant in the Stockholder Investment Program may complete such box on only one Letter of Transmittal submitted by such participant. If a participant submits more than one Letter of Transmittal and completes such box on more than one Letter of Transmittal, the participant will be deemed to have elected to tender all shares credited to the stockholder's account under the Stockholder Investment Program. If such stockholder is an Odd Lot Owner and desires to have all of such stockholder shares purchased, the box entitled "Odd Lots" must also be completed. See Instruction 7.

         If a stockholder tenders shares held in the Stockholder Investment Program, all such shares credited to such stockholder's account(s) (including any shares purchased after December 8, 1999 and credited to such account(s), which are not reflected on the pre-addressed label included herewith) will be tendered, unless otherwise specified above in the box entitled "Stockholder Investment Program Shares." In the event that the item "Stockholder Investment Program Shares" is not completed, no shares held in the tendering stockholder's account will be tendered.

         THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH CERTIFICATES REPRESENTING SHARES BEING TENDERED OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR, IN THE CASE OF TRANSFER THROUGH ATOP A SPECIFIC ACKNOWLEDGMENT, AND ALL OTHER REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. STOCKHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THIS LETTER OF TRANSMITTAL.

                     The Information Agent for the Offer is:

                     CORPORATE INVESTOR COMMUNICATIONS, INC.
                                111 Commerce Road
                            Carlstadt, NJ 07072-2586
                 Banks and Brokerage Firms call: (201) 896-1900
              Stockholders please call: (877) 842-2407 (toll free)


                      The Dealer Manager for the Offer is:

                            PAINEWEBBER INCORPORATED
                           1285 Avenue of the Americas
                            New York, New York 10019
                                 (888) 559-8850